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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): October 16, 1996
                                                        (October 15, 1996)
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                              TrustCo Bank Corp NY

             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


                               0-10592 14-1630287
           (Commission File Number) (IRS Employer Identification No.)
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                 192 Erie Boulevard, Schenectady, New York 12305
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 377-3311


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



TrustCo Bank Corp NY


Item 5.           Other Events

                  On October 15, 1996, TrustCo Bank Corp NY ("TrustCo") issued two press releases with year to date and third quarter results for the period ending September 30, 1996. Attached is a copy of each press release labeled as Exhibits 99(a) and 99(b).



Item 7.           (c) Exhibits


                  Reg S-K Exhibit No.              Description
                           99(a)                  One   page    press
                                                  release   dated   October  15,
                                                  1996,  for the  period  ending
                                                  September 30, 1996,  regarding
                                                  year to date and third quarter
                                                  results.

                           99(b) Press release dated October 15, 1996, for the period ending September 30, 1996, regarding year to date and third quarter results.

                                                    SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  October 15, 1996

                                                  TrustCo Bank Corp NY
                                                  (Registrant)


                                                  By:/s/ Robert T. Cushing
                                                     -----------------------
                                                       Robert T. Cushing
                                                       Vice President and
                                                       Chief Financial Officer

                                                  Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.         Description                          Page
------------------          ----------------------------         ----------
      99(a)                 One page press release dated            5
                            October 15, 1996, for the period
                            ending September 30, 1996,
                            regarding year to date and third
                            quarter results.




      99(b)                 Press release dated October 15,         6
                            1996,   for  the   period   ending
                            September   30, 1996,regarding
                            year  to  date  and  third  quarter
                            results.




                                                Exhibit 99 (a)
TRUSTCO
Bank Corp NY                                    News Release
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192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311 Fax: (518) 381-3668

Subsidiary:  Trustco Bank                                NASDAQ--TRST

Contact:            William F. Terry
                    Senior Vice President and Secretary
                    (518) 381-3611

Schenectady, New York -- October 15, 1996

FOR IMMEDIATE RELEASE:

TrustCo Bank Corp NY
                                           9/96                        9/95
Three Months Ended
         September 30:
         Net Income             $     7,467,000                   6,596,000

Average Equivalent
  Shares Outstanding                 18,283,000                  18,119,000

         Net Income per Share             $0.41                        0.36
                                           ====                        ====

Nine Months Ended
         September 30:
         Net Income              $   21,065,000                  18,607,000

Average Equivalent
  Shares Outstanding                 18,233,000                  17,984,000

         Net Income per Share             $1.16                        1.03
                                           ====                        ====

Period End:
Total Assets                      2,246,934,000               2,136,450,000
Total Nonperforming Loans            11,357,000                  16,733,000
Total Nonperforming Assets           17,941,000                  19,784,000
Allowance for Loan Losses            50,909,000                  46,775,000
Allowance as a Percentage
  of Total Loans                         4.16%                     3.86

    Share and per share information is presented excluding the effect of the 15% stock split declared in August 1996.

                                                   # # #

                                                   -5-




                                                 Exhibit 99(b)

TRUSTCO
Bank Corp NY                                     News Release
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192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311 Fax: (518) 381-3668

Subsidiary:  Trustco Bank                          NASDAQ -- TRST

Contact:          William F. Terry
                  Senior Vice President and Secretary
                  518-381-3611



FOR IMMEDIATE RELEASE:


                                  TRUSTCO ANNOUNCES THIRD QUARTER RESULTS

Schenectady, New York - October 15, 1996

Today, TrustCo reported record net income for the third quarter and year to date 1996. For the third quarter, net income increased 13% from $6.6 million in 1995 to $7.5 million for 1996. On a per share basis, this resulted in a 14% increase, from $0.36 in 1995 to $0.41 in 1996. Likewise, the year to date results through September 30, 1996 reflect a 13% increase in net income for 1996 over the comparable period in 1995. Net income for the nine-month period was $21.1 million, or $1.16 per share in 1996 compared to $18.6 million, or $1.03 per share in 1995. Per share information is presented excluding the effect of the 15% stock split declared in August 1996.

Commenting on the 1996 results was Robert A. McCormick, President and Chief Executive Officer of TrustCo Bank Corp NY. He stated, "The third quarter results are a record for TrustCo, and we anticipate that 1996 will be another record-breaking year. We achieved a return on shareholders' equity of 18.9% through September 30, 1996, and we are confident that we will reach a 19% return on shareholders' equity for the full year 1996.

The fundamentals that have served TrustCo so well in the past continue to guide us into the future. These fundamental beliefs can be summarized as: strong asset quality; focus on expense control; development of core customer relationships as compared to transaction- oriented accounts; and return on shareholders' equity as the principal measurement of the Company's success."

These TrustCo fundamentals were evident in the following results:

-> Nonperforming loans have decreased from $16.7 million at September 30, 1995 to $11.4 million at September 30, 1996. Likewise, the allowance for loan losses, as a percentage of the loan portfolio, increased to 4.16% at September 30, 1996 compared to 3.94% at year end 1995 and 3.86% at September 30, 1995.

-> One measure of how well a banking enterprise controls its operating cost is the so-called efficiency ratio. While most banks strive to achieve a 60% efficiency ratio, TrustCo has consistently outperformed this industry goal by achieving an efficiency ratio of 39.6% for 1996.

-> The principal sources for funding TrustCo's operations are through retail deposits and the Trustco Short-Term Investment Account, which accepts funds through the Company's Trust Department. Total funding sources for the nine months of 1996 have averaged $2.03 billion, an increase of 9% over the 1995 average balance of $1.87 billion. In addition, core deposit customers have increased the average balance of demand deposit and savings account deposits by $14.0 million and $56.4 million, respectively for the year 1996 compared to 1995, and

-> The return on average shareholders' equity for the third quarter of 1996 was 19.6% compared to 18.4% for the comparable period in 1995. Likewise, the return on average shareholders' equity for the nine months of 1996 was 18.9% compared to 17.6% for 1995.

Mr. McCormick noted, "Though we are pleased with the third quarter and the entire year of 1996 results to date, we are even more proud of TrustCo's long history of superior results in these areas. As TrustCo has grown and prospered so have our shareholders. At an annualized rate of $1.10 per share, the TrustCo common stock dividend payout ratio so far this year is 69.3%. It is wonderful to know that over the last 10 years, the total return to our shareholders was in excess of 21% annually."

Also during 1996, TrustCo recorded an increase in the total loan portfolio, from $1.18 billion on average during 1995 to $1.23 billion for 1996. The increase in average loans was principally in the real estate loan area which increased by $61.1 million, or 7% for the nine months of 1996, compared to the same time period in 1995. McCormick noted, "In light of the slowdown in the home loan market in our region, we were especially pleased with the growth in our real estate portfolio. Our growth in real estate loans is the result of our superior loan pricing and service, tied together with the fact that we hold all of our mortgage loans for our portfolio and do not sell them into the secondary market."

TrustCo is a $2.2 billion bank holding company and through its subsidiary bank, Trustco Bank, National Association, operates 48 bank offices in Albany, Columbia, Greene, Rensselaer, Saratoga, Schenectady, Warren, and Washington counties. In addition, the bank operates a full service Trust Department with $895 million of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.



                                                  # # # #



                              TRUSTCO BANK CORP NY


    TRUSTCO BANK CORP NY
    SCHENECTADY, NY

    FINANCIAL HIGHLIGHTS
    (dollars in thousands, except per share data)
                                                                 Three Months Ended
                                                        09/30/96      06/30/96      09/30/95
    Summary of operations
       Net interest income (TE)                          $21,479        22,176        20,669
       Provision for loan losses                             943           854         3,120
       Net gain/(loss) from securities transactions       (1,291)       (2,630)          141
       Noninterest income                                  3,700         3,655         3,506
       Noninterest expense                                10,248        10,675        10,695
       Net income                                          7,467         6,913         6,596

    Per common share (1)
       Net income                                           0.41          0.38          0.36
       Cash dividends                                       0.28          0.28          0.28
       Book value at period end                             8.90          8.67          8.50
       Market price at period end                          23.75         19.25         21.75

    At period end
       Full time equivalent employees                        427           432           441
       Full service banking offices                           48            48            46

    Performance ratios
       Return on average assets                             1.32%         1.25          1.23
       Return on average equity (2)                        19.60         18.64         18.39
       Efficiency (3)                                      39.23         39.01         42.16
       Net interest spread (TE)                             3.55          3.71          3.61
       Net interest margin (TE)                             3.98          4.14          4.05
       Dividend payout ratio                               65.25         70.42         73.39

    Capital ratios at period end (4)
       Total equity to assets                               6.91          6.85          6.82
       Tier 1 risk adjusted capital                        12.96         12.64         12.27
       Total risk adjusted capital                         14.25         13.92         13.55

    Asset quality analysis at period end
       Nonperforming loans to total loans                   0.93          1.13          1.38
       Nonperforming assets to total assets                 0.80          0.84          0.93
       Allowance for loan losses to total loans             4.16          4.12          3.86
       Coverage ratio (5)                                  4.5 X         3.6 X         2.8 X

    (1)  All share and per share  information has been  calculated  prior to the
         15% stock split declared August, 1996.
    (2)  Average equity  excludes the effect of the market value  adjustment for securities available for sale.
    (3)  Calculated  as  noninterest  expense  (excluding  ORE  expense  and any nonrecurring charges) divided by taxable equivalent net interest income plus  noninterest  income  (excluding  ORE  income  and net  securities transactions).
    (4)  Capital  ratios  exclude the effect of the market value  adustment  for securities available for sale.
    (5)  Calculated as allowance for loan losses divided by total nonperforming loans.
    TE = Taxable equivalent.



                                                 -9-







                              TRUSTCO BANK CORP NY


    FINANCIAL HIGHLIGHTS, Continued

                                                           Nine Months Ended
                                                        09/30/96      09/30/95
    Summary of operations
       Net interest income (TE)                          $65,416        62,627
       Provision for loan losses                           4,907         9,738
       Net gain/(loss) from securities transactions       (4,342)          769
       Noninterest income                                 10,903        10,313
       Noninterest expense                                31,369        34,308
       Net income                                         21,065        18,607

    Per common share (1)
       Net income                                           1.16          1.03
       Cash dividends                                       0.83          0.73
       Book value at period end                             8.90          8.50
       Market price at period end                          23.75         21.75

    Performance ratios
       Return on average assets                             1.27          1.22
       Return on average equity (2)                        18.86         17.63
       Efficiency (3)                                      39.55         43.18
       Net interest spread (TE)                             3.66          3.82
       Net interest margin (TE)                             4.08          4.24
       Dividend payout ratio                               69.30         69.36































                                       -10-







                              TRUSTCO BANK CORP NY


    CONSOLIDATED BALANCE SHEETS   (dollars in thousands)


                                                        09/30/96      12/31/95      09/30/95




    ASSETS
      Loans, net                                      $1,173,922     1,177,822     1,163,579
      Securities available for sale                      547,787       640,206       373,186
      Investment securities                                    0             0       292,444
      Federal funds sold                                 388,000       239,000       190,000
                                                   ------------------------------------------
         Total earning assets                          2,109,709     2,057,028     2,019,209

      Cash and due from banks                             42,385        50,889        44,524
      Bank premises and equipment                         23,621        25,008        24,802
      Other assets                                        71,219        43,260        47,915
                                                   ------------------------------------------
         Total assets                                 $2,246,934     2,176,185     2,136,450
                                                   ==========================================
    LIABILITIES
      Deposits:
         Demand                                         $128,338       111,743       105,739
         Now accounts                                    228,919       231,107       222,050
         Savings                                         669,863       649,033       626,018
         Money Market                                     61,724        69,434        71,021
         Certificates of deposit > $100 thou              84,388        84,210        87,372
         Other time deposits                             758,497       785,122       785,722
                                                   ------------------------------------------
           Total deposits                              1,931,729     1,930,649     1,897,922

      Short-term borrowings                              124,961        56,654        60,607
      Other liabilities                                   32,592        28,783        28,328
                                                   ------------------------------------------

         Total liabilities                             2,089,282     2,016,086     1,986,857

    SHAREHOLDERS' EQUITY                                 157,652       160,099       149,593
                                                   ------------------------------------------
         Total liabilities and
           shareholders' equity                       $2,246,934     2,176,185     2,136,450
                                                   ==========================================
    Number of common shares
      outstanding, in thousands                           17,721        17,638        17,604












                                       -11-







                              TRUSTCO BANK CORP NY


    CONSOLIDATED STATEMENTS OF INCOME
    (dollars in thousands, except per share data)

                                                                 Three Months Ended
                                                        09/30/96      06/30/96      09/30/95

    Interest income
         Loans                                           $26,642        26,726        27,035
         Investments                                       9,050        11,384        11,563
         Federal funds sold                                5,898         3,712         2,908
                                                   ------------------------------------------
              Total interest income                       41,590        41,822        41,506

    Interest expense
         Deposits                                         19,379        19,193        20,765
         Borrowings                                        1,406         1,097           642
                                                   ------------------------------------------
              Total interest expense                      20,785        20,290        21,407
                                                   ------------------------------------------
              Net interest income                         20,805        21,532        20,099

    Provision for loan losses                                943           854         3,120
                                                   ------------------------------------------
              Net interest income after
                provision for loan losses                 19,862        20,678        16,979

    Net gain/(loss) from securities transactions          (1,291)       (2,630)          141
    Noninterest income                                     3,700         3,655         3,506
    Noninterest expense                                   10,248        10,675        10,695
                                                   ------------------------------------------
    Income before income taxes                            12,023        11,028         9,931
    Income tax expense                                     4,556         4,115         3,335
                                                   ------------------------------------------
    Net income                                            $7,467         6,913         6,596
                                                   ==========================================

    Net income per share                                   $0.41          0.38          0.36
    Avg equivalent shares outstanding, in thousands       18,283        18,201        18,119

















                                       -12-









                              TRUSTCO BANK CORP NY


    CONSOLIDATED STATEMENTS OF INCOME
    (dollars in thousands, except per share data)

                                                         Nine Months Ended
                                                        09/30/96      09/30/95

    Interest income
         Loans                                           $80,315        79,598
         Investments                                      31,694        30,446
         Federal funds sold                               12,911         9,525
                                                   ----------------------------
              Total interest income                      124,920       119,569

    Interest expense
         Deposits                                         58,216        57,402
         Borrowings                                        3,236         1,088
                                                   ----------------------------
              Total interest expense                      61,452        58,490
                                                   ----------------------------
              Net interest income                         63,468        61,079

    Provision for loan losses                              4,907         9,738
                                                   ----------------------------
              Net interest income after
                provision for loan losses                 58,561        51,341

    Net gain/(loss) from securities transactions          (4,342)          769
    Noninterest income                                    10,903        10,313
    Noninterest expense                                   31,369        34,308
                                                   ----------------------------
    Income before income taxes                            33,753        28,115
    Income tax expense                                    12,688         9,508
                                                   ----------------------------
    Net income                                            21,065        18,607
                                                   ============================

    Net income per share                                    1.16          1.03
    Avg equivalent shares outstanding, in thousands       18,233        17,984



















                                       -13-







                              TRUSTCO BANK CORP NY


    CONSOLIDATED AVERAGE BALANCE SHEETS    (in thousands)

                                                                 Three Months Ended
                                                        09/30/96      06/30/96      09/30/95

    Total assets                                      $2,245,249     2,215,544     2,127,825
    Shareholders' equity                                 153,273       151,767       146,228
    Total loans                                        1,222,591     1,227,421     1,196,629
    Interest earning assets                            2,162,913     2,138,647     2,049,857
    Interest bearing liabilities                       1,944,910     1,924,538     1,851,576



                                                          Nine Months Ended
                                                        09/30/96      09/30/95

    Total assets                                      $2,214,289     2,045,234
    Shareholders' equity                                 154,355       143,516
    Total loans                                        1,225,715     1,177,454
    Interest earning assets                            2,134,147     1,966,454
    Interest bearing liabilities                       1,920,738     1,775,499
